Exhibit 99.(q)(2)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Patricia Maleski, whose signature appears below, constitutes and appoints Carl Frischling and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 1, 2017

/s/ Patricia Maleski
Patricia Maleski

Appendix A

January 2017

Institutional and Retail Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Morgan Stanley Institutional Fund, Inc.	156, 157, 158, 159, 160, 161, 162, 163, 164, 165 to Form N-1A
Morgan Stanley Institutional Fund Trust	152, 153, 154, 155, 156, 157, 158, 159 to Form N-1A
Morgan Stanley Global Fixed Income Opportunities Fund	45, 46, 47, 48, 49, 50, 51, 52 to Form N-1A
Morgan Stanley Mortgage Securities Trust	45, 46, 47, 48, 49, 50, 51, 52 to Form N-1A
Morgan Stanley European Equity Fund Inc.	43, 44, 45, 46, 47, 48, 49, 50 to Form N-1A
Morgan Stanley Institutional Liquidity Funds	27, 28, 29, 30 to Form N-1A
Morgan Stanley Multi Cap Growth Trust	43, 44, 45, 46, 47, 48, 49 to Form N-1A
Morgan Stanley U.S. Government Securities Trust	47, 48, 49, 50, 51, 52 to Form N-1A
Morgan Stanley California Tax-Free Daily Income Trust	42, 43, 44, 45 to Form N-1A
Morgan Stanley New York Municipal Money Market Trust	39, 40, 41, 42 to Form N-1A
Morgan Stanley Tax-Free Daily Income Trust	54, 55, 56, 57 to Form N-1A

AIP Funds	1940 Act Registration Statement Amendment Nos.
Morgan Stanley Institutional Fund of Hedge Funds LP	10, 11, 12 to Form N-2
Alternative Investment Partners Absolute Return Fund	26, 27, 28 to Form N-2
Alternative Investment Partners Absolute Return Fund STS	26, 27, 28 to Form N-2
AIP Multi-Strategy Fund A	19, 20, 21 to Form N-2
AIP Multi-Strategy Fund P	19, 20, 21 to Form N-2
AIP Long/Short Fund A	19, 20, 21 to Form N-2
AIP Long/Short Fund P	19, 20, 21 to Form N-2
AIP Macro Registered Fund A	11, 12, 13 to Form N-2
AIP Macro Registered Fund P	11, 12, 13 to Form N-2